UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004 (October 20, 2004)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	000-30533	75-2679109
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)

75201
(Zip Code)

214-932-6600
(Registrant’s telephone number,
including area code)

N/A
(Former address of principal executive offices)

Check the apporiate box below if the Form 8-K filing is intended to simultaneously stisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4e under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     (a) On October 20, 2004, Texas Capital Bancshares, Inc. issued a press release announcing its operating and financial results for its fiscal quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information in this report (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release dated October 20, 2004 of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended September 30, 2004

FORWARD-LOOKING STATEMENTS

     The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow

Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 20, 2004 of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended September 30, 2004